Exhibit 99.2

Corium Investor Update

Forward-looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, future financial and operating performance, business plans and objectives, potential growth and market opportunities, financing plans, competitive position, industry environment, product pipeline, clinical trial timing and plans, cash and resource requirements, clinical and regulatory pathways for our development programs, the achievement of clinical and commercial milestones, the advancement of our technologies and our proprietary, co-developed and partnered products and product candidates. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to our future financial performance, market acceptance of our proprietary technology platforms for transdermal drug delivery, our ability to develop and maintain partnerships, our ability to identify, develop and market new products in a timely manner, our ability to maintain, protect and enhance our brand and intellectual property, and our ability to continue to stay in compliance with applicable laws and regulations. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail in our filings with the Securities and Exchange Commission (“SEC”), may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assume responsibility for the accuracy and completeness of the forward-looking statements. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law.

Proven Leadership Team Peter Staple Chief Executive Officer Robert Breuil Chief Financial Officer Joseph Sarret, MD Chief Business Officer Bobby Singh, PhD Chief Technology Officer Tim Sweemer, CPA Chief Accounting Officer Dan Arsulowicz VP Operations Grand Rapids Christina Dickerson VP Corporate Development Great Pacific Capital

Transdermal solutions that transform care Leading Transdermal Product Innovation Vision Building a robust pipeline of novel CNS products Streamlined path for donepezil Alzheimer’s program Approach Lead Product 15+ years of development & manufacturing expertise Core Strengths

Partner Product Application Status Clonidine TDS Hypertension Marketed Fentanyl TDS Pain Marketed Crest® Whitestrips (5 Products) Teeth Whitening Marketed Twirla® Contraception NDA filed Undisclosed Motion Sickness ANDA filed Strong Track Record in Transdermal Products Commercial and late-stage partnered programs

Enabling Sustained Delivery: Corplex™ Technology Can adhere to both dry and wet surfaces Sustained drug delivery up to 7 days Load large amounts of drug/liquid Uniquely well-suited for poorly soluble drugs Enables first-in-patch products Overcomes limitations of other technologies Novel combinations of pressure-sensitive and bioadhesive polymers

Exelon Daily Patch Alzheimer’s: Transformational Market Opportunity 9% 50% 39% $0.5 $4.2 $2.3 $1.1 Rivastigmine (Exelon®) Donepezil (Aricept®) Memantine (Namenda®) 2015 U.S. TRx Share Peak WW Oral Sales (Billions) Peak WW Patch Sales (Billions) CNS Specialty Pharma Opportunity Alzheimer’s Treatments Sources: QuintilesIMS NPA Extended Insights data extracted in December 2016 and Novartis SEC filings

Validated Pricing for Branded Transdermal Products 2015 TRx* in U.S. for Acetylcholinesterase Inhibitor (AChEI) Class = 13.3M Each 1% in U.S. market share = 133K TRx Each 1% of branded U.S. AChEI market = $103M * Source: QuintilesIMS NPA Extended Insights data extracted in December 2016. TRx = Total Prescriptions (new plus refills) On average, each TRx represents 1.3 months’ of drug † Source: 2017 Redbook Branded Exelon patch monthly WAC† = $594

Physician Intent to Prescribe is High

Q: How likely are you to prescribe Corplex Donepezil to your Alzheimer's patients?



Likely
Definitely (29%)
Probably (42%)
72%
Undecided
21%
Probably not (5%)
Definitely not (2%)
Not likely
7%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Doctors: ~1/3 of patients cannot go beyond 5mg
IMS: ~30% of TRx are for 5mg:
2014 29%
2015 30%
2016 31%

- U.S. survey of 310 physicians; 235 primary care physicians and 75 neurologists
- Assumes $40/month copay and no benefit in GI adverse events
- Interest level increases with severity of disease
- Copay costs are an important attribute in treatment choice

Source: Primary research conducted by AplusA Bell Falla LLC on behalf of Corium

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Corium

Intent to Fill Prescription Q: “Assume the doctor for the person you care for wrote that person a prescription for a one-month supply of PRODUCT D*. How likely is it that the PRODUCT D prescription would be filled for the person you care for?” 87% 87% 87% 94% (n=281) (n=158) (n=175) (n=50) Survey of 300 U.S. caregivers: numbers in parentheses indicate number of patients in survey being treated with that agent (some patients were on more than one agent). Percentages <1% are not shown in chart. Caregiver Interest and Intent to Fill is High % in top 2 boxes: *Respondents were told to assume a $40/month copay and that PRODUCT D would have no improvement in GI adverse events vs. oral Aricept Source: Primary research conducted by an independent third party on behalf of Corium

Positive FDA Guidance on Bioequivalence Pathway FDA agreed with proposed BE approach for both donepezil and memantine CY 2016 written responses confirmed clinical study designs and regulatory pathway A pilot BE to study two patch sizes, followed by a pivotal BE study of the final patch size Key factor is long half life: donepezil = 70 hours; memantine = 60-80 hours Both reach steady state in 3-4 weeks Studies target bioequivalence (BE) to oral Aricept® and oral Namenda XR® Requires statistically similar patterns of blood concentrations over time Evaluated at steady state (during Week 5); healthy subjects Substantially reduces time, cost and complexity of clinical program August 2017 meeting with FDA reconfirmed Corium’s BE pathway

Phase 1 Projected* PK Profile Out to Steady State SOLID Lines = Actual Phase 1 PK Data (Week 1) Projected PK at Steady State (Week 4) * Projections based on one-week PK study (Sep 2016, n=6) of Corplex Donepezil and one week PK study (Jun 2016, n=6) of Oral Aricept

Pilot Study: Observed PK Profiles at Steady State Oral PK measured only on Day 7 Plasma sampling for patch treatments taken throughout Week 5 Plasma sampling for Aricept taken only on last day (day 7) of Week 5 Transdermal Delivery Exhibits Similar PK Profile to Oral Aricept

Bioequivalence: Primary and Supportive PK Statistics Primary PK Supportive PK** 125 80 * At 90% confidence intervals The 80 – 125% criteria do not apply to supportive PK parameters; FDA has indicated that these will be tested for “no significant difference” compared to oral Aricept ** % Fluctuation data not shown; as expected, the patch achieved less fluctuation between Cmax and Cmin due to controlled delivery Cmin Cmax AUCweek

Most Common GI* Side Effects * GI = Gastrointestinal Corplex incidence of nausea was nearly 6x less than Aricept 29% 7% 4% 7% 19% 20% 9% 33% 6% 2% 6% 17% 21% 10% 19% ~6x ~5x

Donepezil Pivotal Study Design Each healthy subject was randomized into one of two treatment sequences Period 1 Period 2 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 PK PK Cohort 1 Screening 5mg Oral 10mg Aricept Oral Extended Washout 5mg Patch 10mg Final Patch Follow-Up PK PK Cohort 2 Screening 5mg Patch 10mg Final Patch Extended Washout 5mg Oral 10mg Aricept Oral Follow-Up Week Enrolled 86 subjects → Completed 78 Feb 12

Donepezil: Clear Pathway to Commercialization 2017* 2018 2019 2020 Ancillary Studies CMC, Stability, NDA Preparation NDA Review PDUFA Q4 2019 Commercialize * All years are calendar years Studies Pivotal Bioequivalence Irritation & Sensitization Alternative Site Absorption Heat Effect Dermal Toxicity (Animal) Dosing complete >50% complete Starting in February >25% complete >75% complete

FY2018 Q1 Total Revenues of $9.3M (+34% YoY) $5.9M in Product Revenues $3.2M Contract R&D Revenues Sole supplier of Crest Whitestrips for P&G; 5-year extension signed 2017 $45.2M in unrestricted cash at December 31, 2017 $52.3M in long-term debt (primarily with CRG, due June 2019) 36.1M shares outstanding as of December 31, 2017 >10% holders: Essex Woodlands (26%) and Perceptive Advisors (18%) Financial Highlights at December 31, 2017

High-value CNS pipeline opportunity and strong IP Corplex Memantine complements Alzheimer’s portfolio New Phase 1 programs in CY 2018 to expand CNS specialty franchise Corium: Growth and Momentum in 2018 Building on 15+ years of development and commercial manufacturing Twirla has potential to drive significant upside in partner business An integrated transdermal products engine Our Approach: Commercialize Transformational CNS Products Lower-risk bioequivalence path tracking toward launch by late 2019 Major clinical de-risking achieved in pilot study; pivotal data in 2Q CY2018 Corplex Donepezil – lead product in Alzheimer’s disease

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